SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - April 21, 1999


                         FLORIDA PANTHERS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                 1-13173               65-0676005
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(State or Other Jurisdiction of   (Commission  (IRS Employer Identification No.)
       Incorporation)              File Number)


   450 East Las Olas Boulevard, Fort Lauderdale, Florida            33301
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          (Address of Principal Executive Offices)                 (Zip Code)


                                 (954) 712-1300
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               (Registrants Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On April 21, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


                  (c)      Exhibits

                           Exhibit No.                   Description

                           99.1               Press release dated April 21, 1999

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FLORIDA PANTHERS HOLDINGS, INC.


Date:    April 26, 1999                     By: WILLIAM M. PIERCE
                                            William M. Pierce
                                            Senior Vice President, Treasurer and
                                              Chief Financial Officer